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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               December 18, 1998

                   BRUNNER COMPANIES INCOME PROPERTIES L.P.I.
             (Exact name of registrant as specified in its charter)


     GEORGIA                          33-20527                          31-1234157
    (State of                   (Commission File No.)               (I.R.S. Employer
  incorporation)                                                   Identification No.)

                           3632 Wheeler Rd., Suite 2
                                 PO Box 204227
                          Augusta, Georgia 30917-4227
          (Address of principal executive offices, including zip code)

                                 (706) 863-0823
              (Registrant's telephone number, including area code)
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                   BRUNNER COMPANIES INCOME PROPERTIES, L.P. I




             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On December 18, 1998, Brunner Companies Income Properties, L.P. I, ("BCIP, LP. I") engaged Elliott, Davis & Company, L.L.P., to serve as independent auditor. The prior independent auditor, Ernst and Young, L.L.P., was dismissed on December 18, 1998. The decision to change independent auditors was made by Brunner Management, LP, the general partner of BCIP, L.P. I.

There were no disagreements with the Company's prior independent auditor within the two-year period ended December 31, 1997 and the interim period of January 1, 1998 through December 18, 1998, on matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. Nor did the prior independent auditor's reports on the financial statements for the two-year period ended December 31, 1997 contain an adverse opinion or a disclaimer of opinion nor did they contain a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Brunner Companies Income Properties, L.P. I
                                    BY: BRUNNER MANAGEMENT, LP
                                    BY: 104 Management, Inc.


DATE: April 12, 1999
                                    /s/ James M. Hull
                                    -------------------------------------
                                    James M. Hull as President on
                                    Behalf of the Registrant



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April 12, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K/A dated April 12, 1999 of Brunner Companies Income Properties L.P. and are in agreement with the statement contained in the second paragraph therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                           /s/ Ernst & Young LLP